UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001679327

CD 2016-CD1 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541001

Citigroup Global Markets Realty Corp.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-05	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 25, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $625,865,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”) and J.P. Morgan Securities LLC (“JPMS” and, together with DBSI and CGMI, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 10, 2016 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and CGMI are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated August 11, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $77,354,985, were sold to DBSI, CGMI and Wells Fargo Securities, LLC (“WFS” and, together with DBSI and CGMI, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of August 10, 2016, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in CD 2016-CD1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 58 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 10, 2016 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (ii) Citigroup Global Markets Realty Corp., pursuant to a Mortgage Loan Purchase Agreement, dated and effective August 10, 2016 (the “CGMRC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CGMRC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC and CGMRC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,914,876, were approximately $740,537,362. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,814,876 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 10 Hudson Yards will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of August 6, 2016 (the “Hudson Yards 2016-10HY Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, entered into in connection with the Hudson Yards 2016-10HY Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of August 6, 2016 (the “10 Hudson Yards Co-Lender Agreement”), by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and Goldman Sachs Mortgage Company, as Note B-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Westfield San Francisco Centre will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of August 1, 2016 (the “DBJPM 2016-SFC Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, entered into in connection with the DBJPM 2016-SFC Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of July 11, 2016 (the “Westfield San Francisco Centre Co-Lender Agreement”), by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and JPMorgan Chase Bank, National Association, as Note B-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Prudential Plaza will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of October 1, 2015 (the “COMM 2015-CCRE26 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, entered into in connection with the COMM 2015-CCRE26 Mortgage Trust and (b) that certain Amended and Restated Co-Lender Agreement, dated as of August 25, 2016 (the “Prudential Plaza Co-Lender Agreement”), between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, German American Capital Corporation, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as U-Haul AREC Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of August 11, 2016 (the “U-Haul AREC Portfolio Co-Lender Agreement”), between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Birch Run Premium Outlets will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of March 1, 2015 (the “COMM 2016-DC2 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer, entered into in connection with the COMM 2016-DC2 Mortgage Trust and (b) that certain Amended and Restated Co-Lender Agreement, dated as of August 25, 2016 (the “Birch Run Premium Outlets Co-Lender Agreement”), between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders

of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-

1-A Holder, German American Capital Corporation, as Note A-1-B Holder, German American Capital Corporation, as Note A-2-A Holder, German American Capital Corporation, as Note A-2-B Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Gas Company Tower & World Trade Center Parking Garage will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of August 6, 2016 (the “COMM 2016-GCT Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Strategic Asset Services LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian, entered into in connection with the COMM 2016-GCT Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of August 6, 2016 (the “Gas Company Tower & World Trade Center Parking Garage Co-Lender Agreement”), by and among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Barclays Bank PLC, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and Barclays Bank PLC, as Note B-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Vertex Pharmaceuticals HQ will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of August 1, 2015 (the “WFCM 2016-BNK1 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, entered into in connection with the WFCM 2016-BNK1 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of July 15, 2016 (the “Vertex Pharmaceuticals HQ Co-Lender Agreement”), by and among Morgan Stanley Bank, N.A., as Note A-1 Holder, Morgan Stanley Bank, N.A., as Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Note A-4 Holder, Citigroup Global Markets Realty Corp., as Note A-5 Holder, Citigroup Global Markets Realty Corp., as Note A-6-1 Holder, Citigroup Global Markets Realty Corp., as Note A-6-2 Holder, and Citigroup Global Markets Realty Corp., as Note A-7 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 401 South State Street will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of July 1, 2015 (the “CGCMT 2016-P4 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, entered into in connection with the CGCMT 2016-P4 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of July 1, 2016 (the “401 South State Street Co-Lender Agreement”), by and between Citigroup Global Markets Realty Corp., as Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Note A-2 Holder.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated August 11, 2016. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the 10 Hudson Yards Co-Lender Agreement, the Westfield San Francisco Centre Co-Lender Agreement, the Prudential Plaza Co-Lender Agreement, the U-Haul AREC Portfolio Co-Lender Agreement, the Birch Run Premium Outlets Co-Lender Agreement, the Gas Company Tower & World Trade Center Parking Garage Co-Lender Agreement, the Vertex Pharmaceuticals HQ Co-Lender Agreement, the 401 South State Street Co-Lender Agreement, the Hudson Yards 2016-10HY Trust and Servicing Agreement, the DBJPM 2016-SFC Trust and Servicing Agreement, the COMM 2015-CCRE26 Pooling and Servicing Agreement, the COMM 2016-DC2 Pooling and Servicing Agreement, the COMM 2016-GCT Trust and Servicing Agreement, the WFCM 2016-BNK1 Pooling and Servicing Agreement, the CGCMT 2016-P4 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of August 10, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
Exhibit 4.3	Trust and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of October 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of March 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.
Exhibit 4.6	Trust and Servicing Agreement, dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Strategic Asset Services LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Pooling and Servicing Agreement, dated as of July 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.9	Co-Lender Agreement, dated as of August 6, 2016, by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and Goldman Sachs Mortgage Company, as Note B-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of July 11, 2016, by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and JPMorgan Chase Bank, National Association, as Note B-2 Holder.
Exhibit 4.11	Amended and Restated Co-Lender Agreement, dated as of August 25, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, German American Capital Corporation, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of August 11, 2016, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.
Exhibit 4.13	Amended and Restated Co-Lender Agreement, dated as of August 25, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B Holder, German American Capital Corporation, as Note A-2-A Holder, German American Capital Corporation, as Note A-2-B Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of August 6, 2016, by and among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Barclays Bank PLC, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and Barclays Bank PLC, as Note B-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of July 15, 2016, by and among Morgan Stanley Bank, N.A., as Note A-1 Holder, Morgan Stanley Bank, N.A., as Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Note A-4 Holder, Citigroup Global Markets Realty Corp., as Note A-5 Holder, Citigroup Global Markets Realty Corp., as Note A-6-1 Holder, Citigroup Global Markets Realty Corp., as Note A-6-2 Holder, and Citigroup Global Markets Realty Corp., as Note A-7 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of July 1, 2016, by and between Citigroup Global Markets Realty Corp., as Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2016 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2016 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 11, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective August 10, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective August 10, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING
(Registrant)
Date: August 25, 2016

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of August 10, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and German American Capital Corporation.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)
4.3	Trust and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.	(E)
4.4	Pooling and Servicing Agreement, dated as of October 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.5	Pooling and Servicing Agreement, dated as of March 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Park Bridge Lender Services LLC, as operating advisor, and Park Bridge Lender Services LLC, as asset representations reviewer.	(E)

4.6	Trust and Servicing Agreement, dated as of August 6, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Strategic Asset Services LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator, trustee, paying agent and custodian.	(E)
4.7	Pooling and Servicing Agreement, dated as of August 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.8	Pooling and Servicing Agreement, dated as of July 1, 2016, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.9	Co-Lender Agreement, dated as of August 6, 2016, by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and Goldman Sachs Mortgage Company, as Note B-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of July 11, 2016, by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and JPMorgan Chase Bank, National Association, as Note B-2 Holder.	(E)
4.11	Amended and Restated Co-Lender Agreement, dated as of August 25, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2015-CCRE26, as Note A-1 Holder, German American Capital Corporation, as Note A-2-1 Holder, German American Capital Corporation, as Note A-2-2 Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.	(E)

4.12	Co-Lender Agreement, dated as of August 11, 2016, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.	(E)
4.13	Amended and Restated Co-Lender Agreement, dated as of August 25, 2016, between Wilmington Trust, National Association, as Trustee, for the Benefit of the Holders of the COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-DC2, as Note A-1-A Holder, German American Capital Corporation, as Note A-1-B Holder, German American Capital Corporation, as Note A-2-A Holder, German American Capital Corporation, as Note A-2-B Holder, German American Capital Corporation, as Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.	(E)
4.14	Co-Lender Agreement, dated as of August 6, 2016, by and among Deutsche Bank AG, New York Branch, as Note A-1 Holder, Barclays Bank PLC, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and Barclays Bank PLC, as Note B-2 Holder.	(E)
4.15	Co-Lender Agreement, dated as of July 15, 2016, by and among Morgan Stanley Bank, N.A., as Note A-1 Holder, Morgan Stanley Bank, N.A., as Note A-2-1 Holder, Morgan Stanley Bank, N.A., as Note A-2-2 Holder, Morgan Stanley Bank, N.A., as Note A-2-3 Holder, Morgan Stanley Bank, N.A., as Note A-3-1 Holder, Morgan Stanley Bank, N.A., as Note A-3-2 Holder, Morgan Stanley Bank, N.A., as Note A-4 Holder, Citigroup Global Markets Realty Corp., as Note A-5 Holder, Citigroup Global Markets Realty Corp., as Note A-6-1 Holder, Citigroup Global Markets Realty Corp., as Note A-6-2 Holder, and Citigroup Global Markets Realty Corp., as Note A-7 Holder.	(E)
4.16	Co-Lender Agreement, dated as of July 1, 2016, by and between Citigroup Global Markets Realty Corp., as Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Note A-2 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2016 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 25, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 11, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective August 10, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective August 10, 2016, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp	(E)